MOVING INFRASTRUCTURE FORWARD | MARCH 2024 INVESTOR PRESENTATION Exhibit 99.2

2 I MOVING INFRASTRUCTURE FORWARD I 2024 FORWARD LOOKING STATEMENTS Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” “plans,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this release, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding the completion of the Ameron acquisition; the impact of pandemics on Arcosa’s business; failure to successfully integrate acquisitions or divest any business, or failure to achieve the expected benefits of acquisitions or divestitures; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; the impact of inflation and costs of materials; assumptions regarding achievements of the expected benefits from the Inflation Reduction Act; the delivery or satisfaction of any backlog or firm orders; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2023 and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. NON-GAAP FINANCIAL MEASURES This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non- GAAP financial measures to the closest GAAP measure are provided in the Appendix.

01 03 04 OVERVIEW ESG ACCOMPLISHMENTS 02 RECENT FINANCIAL HIGHLIGHTS TABLE OF CONTENTS 3 I MOVING INFRASTRUCTURE FORWARD I 2024 2024 OUTLOOK

HOW TO FIND US OUR WEBSITE www.arcosa.com NYSE TICKER ACA HEADQUARTERS Arcosa, Inc. 500 North Akard Street, Suite 400 Dallas, TX 75201 INVESTOR CONTACT InvestorResources@arcosa.com 4 I MOVING INFRASTRUCTURE FORWARD I 2024

OVERVIEW 01

ARCOSA’S VALUE PROPOSITION HEALTHY BALANCE sheet and ample liquidity to navigate cycles and pursue strategic growth EXPERIENCED management team with history of managing through economic cycles LEADING businesses serving critical infrastructure markets TRACK RECORD of executing on strategic priorities DISCIPLINED CAPITAL allocation process to grow in attractive markets and improve returns on capital 6 I MOVING INFRASTRUCTURE FORWARD I 2024

ARCOSA AT A GLANCE Revenue, net income, and Adjusted EBITDA are for the year ended 12/31/2023. See Adjusted EBITDA reconciliation in Appendix Net Income Adjusted EBITDA Infrastructure-related Segments Employees Years of Operating History OUR THREE BUSINESS SEGMENTS Revenues$2.3B $159M $368M ~6,075 85+ 3 7 I MOVING INFRASTRUCTURE FORWARD I 2024

BUSINESS OVERVIEW

Arcosa's three segments are made up of leading businesses that serve critical infrastructure markets

CONSTRUCTION PRODUCTS	ENGINEERED STRUCTURES	TRANSPORTATION PRODUCTS
$1,001M REVENUES	$874M REVENUES	$434M REVENUES
$245M 25% ADJ. SEGMENT EBITDA & MARGIN	$116M 13% ADJ. SEGMENT EBITDA & MARGIN	$62M 14% ADJ. SEGMENT EBITDA & MARGIN
NATURAL & RECYCLED AGGREGATES	UTILITY STRUCTURES	BARGES
SPECIALTY MATERIALS	WIND TOWERS	MARINE COMPONENTS
CONSTRUCTION SITE SUPPORT	TRAFFIC & TELECOM STRUCTURES	STEEL COMPONENTS

Revenues and Adjusted Segment EBITDA and margin for the year ended 12/31/2023. See Adjusted Segment EBITDA reconciliation in Appendix.

8 I MOVING INFRASTRUCTURE FORWARD I 2024

ARCOSA’S LONG-TERM VISION Grow in attractive markets where we can achieve sustainable competitive advantages Reduce the complexity and cyclicality of the overall business Improve long-term returns on invested capital Integrate Environmental, Social, and Governance (ESG) initiatives into our long-term strategy 9 I MOVING INFRASTRUCTURE FORWARD I 2024

STRATEGIC TRANSFORMATION

Today Arcosa is a less cyclical and more resilient company

Construction Products has Increased to Approximately 60% of Adjusted EBITDA


Adjusted EBITDA, excluding Corporate ($M)
423
62 (15%)
116 (27%)
245 (58%)
219
64 (29%)
82 (38%)
73 (33%)
FY 2018
FY 2023
Transportation Products
Engineered Structures
Construction Products

Actionable Strategic Progress to Position Portfolio for Long-Term Growth

- **Divestiture of storage tanks business** for $275 million in October 2022
- **Invested ~$1.5 billion** on 5 large acquisitions and multiple complementary bolt-ons **to expand our Construction Products platform**
- **Grew natural aggregates** operations beyond Texas, **now serving 11 Top 50 MSAs, up from 5 at the end of 2018**
- **Added recycled aggregates** to complement natural aggregates platform, **serving 5 Top 25 MSAs**
- **Expanded specialty materials platform** with broader geographic presence and product diversity
- **Added 3 adjacent infrastructure-related product lines** of traffic, telecom, and concrete structures
- **Invested organically to leverage larger platforms**
- **Market leading positions** in our cyclical businesses, including barge, wind towers, and steel components, position us well for recovery

$1T Infrastructure Bill and $370B Inflation Reduction Act Create Multi-Year Tailwinds for Many Arcosa Businesses

See Adjusted Segment EBITDA reconciliations in the Appendix.

10 I MOVING INFRASTRUCTURE FORWARD I 2024

INVESTING IN OUR CONSTRUCTION PRODUCTS PLATFORM

We have deployed ~$1.5B on Construction Products acquisitions as we seek to expand our growth platforms

KEY ACQUISITIONS	ACG MATERIALS	CHERRY	STRATA MATERIALS	STONEPOINT MATERIALS	SOUTHWEST ROCK PRODUCTS	RAMCO
	Q4 2018	Q1 2020	Q3 2020	Q2 2021	Q3 2021	Q2 2022
PRODUCT LINE	Specialty Materials Natural Aggregates	Recycled Aggregates Natural Aggregates	Recycled Aggregates Natural Aggregates	Natural Aggregates	Natural Aggregates	Recycled Aggregates
STRATEGIC FIT	•Added complementary scaled platform •Diversified customer based and end-markets	•Expanded presence in Houston •Entry into recycled aggregates	•Expanded presence in DFW •Increased exposure to recycled aggregates	•Entry into attractive new geographies (TN, KY, and PA) •Expanded presence in TX and along the Gulf	•Scaled entry into Phoenix	•Entry into Southern California market
LOCATION COUNT	24 active mines 5 production facilities	12 locations	5 crushing locations 1 active mine	14 active mines	6 active mines	4 crushing locations

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

We have an active pipeline of attractive acquisition and organic opportunities.

11 I MOVING INFRASTRUCTURE FORWARD I 2024

MARCH 11, 2024 - ANNOUNCED AGREEMENT TO ACQUIRE AMERON POLE PRODUCTS FOR $180 MILLION

Advances our strategy to effectively deploy capital into Arcosa's growth businesses by expanding our product offerings in Engineered Structures

BUSINESS PROFILE

Ameron is a leading supplier of highly engineered, premium concrete and steel poles for a broad range of infrastructure applications

4 MANUFACTURING SITES

~$94M REVENUE

~$20M ADJUSTED EBITDA

~250 EMPLOYEES



REVENUE BY PRODUCT LINE
Lighting Poles
Telecom Poles
Other
Traffic Signals
Utility Distribution

Expect to close in second quarter of 2024

STRATEGIC RATIONALE

- Provides entry into the complementary steel and concrete lighting pole market
- Expands product offerings in traffic and telecom structures businesses
- Margin accretive to both Engineered Structures segment and Arcosa overall
- Similar to our utility structures business, long-term growth driven by increased infrastructure spending, replacement demand, energy transition, and population growth
- Provides geographic presence on the west coast
- Transaction accelerates our growth at an attractive 9X multiple

Revenue and Adjusted EBITDA for the Year Ended 12/31/2023; see Adjusted EBITDA reconciliation in Appendix.

12 I MOVING INFRASTRUCTURE FORWARD I 2024

INFRASTRUCTURE SPENDING We believe our businesses are well-positioned to benefit from ~$1.4 trillion in expected spending from recent federal stimulus packages Infrastructure Investment and Jobs Act • Reauthorization of the Fixing America’s Surface Transportation Act (FAST Act) at a higher level of spending through 2026 • Spending catalysts to Arcosa: • Highway, Road, Bridges ($110B) • Passenger and Freight Rail ($66B) • Airports ($25B) • Power Infrastructure and Grid Hardening ($73B) • Broadband Expansion ($65B) • Ports and Waterways ($17B) Inflation Reduction Act • Provides ~$370B of investments into energy security and climate change • Includes multi-year extension of wind power PTC and new Advanced Manufacturer’s tax credit Bidding on new infrastructure projects is up. We expect this increased demand to impact our businesses throughout 2024 and beyond 13 I MOVING INFRASTRUCTURE FORWARD I 2024

• Advances our long-term vision to reduce the complexity of Arcosa’s overall portfolio • Proceeds provide capital for allocation to our growth businesses as we continue to shift towards less cyclical, higher-margin opportunities • We prioritized improving the performance of the storage tanks business which was unprofitable in 2018 at the time of our spin-off • Lean initiatives along with de-urbanization tailwinds led to significant growth • Business requires additional capital to support future growth, making it an opportune time for new ownership • Arcosa maintains a Mexico manufacturing platform to support our Engineered Structures segment • In October 2022, we completed the sale of our storage tanks business, reported in Engineered Structures, for $275 million in cash • Recognized total gain on sale of $195M ($152M after-tax) • Leading manufacturer of steel pressure tanks for storage and distribution of propane, ammonia, and other gases • Serves residential, commercial, energy, and agricultural markets in U.S. and Mexico TRANSACTION OVERVIEW STORAGE TANKS ADJUSTED EBITDA ($M) (4) 29 44 47 FY 2018 3 Yr. Avg. 2019-2021 FY 2021 FY 2022 to date of sale STRATEGIC RATIONALE DIVESTITURE OF STORAGE TANKS BUSINESS ON OCTOBER 3, 2022 Excellent example of improving a business and preparing it for monetization when market conditions are supportive, enabling us to realize significant value through a competitive sale process See Adjusted EBITDA reconciliation in Appendix. Results for Storage Tanks business included in continuing operations to the date of sale. 14 I MOVING INFRASTRUCTURE FORWARD I 2024

2024 OUTLOOK 02

Arcosa is poised for another strong year of growth in 2024 across our businesses (1) For FY-21 and FY-22, margin excludes Storage Tanks. For FY-23, margin excludes the gain on land sale. See full year 2024 Adjusted EBITDA guidance reconciliation in Appendix; Storage Tanks business was divested on October 3, 2022 and results were historically included as part of continuing operations until the date of sale. 2024 GUIDANCE 239 278 346 44 47 22 FY-21 FY-22 FY-23 2024 Guidance 283 325 368 380 - 420 +16% +9% Adjusted EBITDA ($M) 16 I MOVING INFRASTRUCTURE FORWARD I 2024 Margin(1) 15.0% 15.4% 1,820 2,054 2,308 216 189 FY-21 FY-22 FY-23 2024 Guidance 2,036 2,243 2,460 – 2,720 +12% Revenues ($M) Storage TanksStorage tanks Gain on land sale 13.5%13.1%

GROWTH BUSINESSES OUTLOOK Demand outlook is attractive with additional tailwinds from increased infrastructure spending Engineered Structures • Infrastructure spending up due to increased federal funding from IIJA and healthy state DOT budgets • Healthy demand for heavy non-residential and multi-family construction • Affordability erosion has weakened single-family residential construction activity; medium-term outlook supported by population migration into our key markets • Strong pricing gains in 2023 support 2024 pricing levels • Active pipeline of organic and bolt-on growth opportunities • Strong backlog visibility for utility and traffic structures, driven by grid-hardening and road infrastructure investments • Future demand catalysts from the electrification of vehicles and connecting renewable energy to the grid • Wireless 5G telecom buildout softening after initial build out phase but expected to drive solid long-term demand • Healthy DOT spending in Florida and other Southeastern states, with opportunities to grow in Texas and other markets 17 I MOVING INFRASTRUCTURE FORWARD I 2024 Infrastructure spending is on the rise as indicated by increased FY2023 state DOT letting activity in our key markets % Change in FY2023 State Letting Value vs. 5 Year Average1 20 30 40 50 60 70 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 Actual Forecast U.S. and Canadian Electric Utility Transmission Reported CAPEX ($B)2 Forecasted Utility CAPEX driven by increased federal infrastructure funding and renewable energy capacity needs 1Wallstreet research; 2The C Three Group, Sept. 2023 Construction Products 15% 26% 65% 22% 37% 30% 59% 57% AZ LA OK PA TN TXCA FL

WIND TOWERS OUTLOOK Long-Term Recovery in Wind Industry Expected in 2024 and Beyond 0 5 10 15 2020 21 22 23 24 25 26 27 28 29 30 31 U.S. Onshore Wind Installations (2020-2031)1 (GW) Forecast 10-year PTC extension, passed in August 2022, is expected to boost capacity in the U.S., after the industry recovers in the near term from the temporary lapse Since the passage of IRA in August 2022, we have received wind tower orders in excess of $1.1 billion for delivery through 2028 633 597 334 438 671 4Q18 4Q19 4Q20 4Q21 4Q22 4Q23 1,368 Utility, Wind, and Related Structures Backlog ($M) Wind industry transitioning to no PTC Four Manufacturing Facilities to Support U.S. Energy Transition Newton, IA Clinton, IL (currently idled) Tulsa, OK Belen, NM (new brownfield facility announced Mar 2023) 2024 is beginning of a multi-year upcycle expected for our wind tower business Strategic investment in New Mexico facility • Well positioned to support wind investment in the Southwest • Five-year firm order with additional capacity available • Similar potential manufacturing capacity as other three facilities • ~$55-60 million investment with attractive return profile • Production expected to begin in mid-2024 18 I MOVING INFRASTRUCTURE FORWARD I 2024 1Wood Mackenzie, Q4 2023 Market Outlook (November 2023)

INLAND BARGE OUTLOOK

Outlook for dry barge replacement cycle remains intact

Aging Fleet and Underinvestment in Replacement Support Positive Outlook for New Hopper Barge Construction

Hopper Barge Fleet Age[1]

(in Years)



+4%
16.3
17.0
2021
2022

Annual Industry Deliveries Since '05[2]

(# Hopper Barges)



1,200
600
0
Lowest level in 30 years of new dry barge construction
Theoretical Replacement Level
2005 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22

Arcosa Historical Barge Orders

($M)



Beginning of hopper barge replacement cycle
COVID-19 pull-back
Plate steel prices began escalating in late 4Q20
Plate steel prices elevated while hot-rolled coil prices were volatile
84
90
17
18
81
16
55
49
13
105
35
48
134
122
81
21
86
4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23

- Annual industry deliveries of new dry barges have been well below replacement level needed to keep fleet age constant
- 3rd-party forecasts indicate potential for ~750 average annual dry barge needs through 2026[3], nearly triple the past 5-year average rate
- Our backlog of $254 million at 12/31/23 is up approximately 13% year-over-year and fills a substantial portion of our planned production in 2024
- Our ability to manufacture barges using plate or hot-rolled coil steel provides flexibility as steel dynamics shift
- During the fourth quarter, we received orders for a small number of liquid barges for the first time in two years

[1]The Waterways Journal: Mississippi River System Barge Fleet Survey; [2]River Transport News annual survey of new hopper barge construction; [3]Criton Corporation: Prospects for the Dry Cargo Inland Barge Market Through 2026, Nov. 2021;

19 I MOVING INFRASTRUCTURE FORWARD I 2024

RECENT FINANCIAL HIGHLIGHTS 03

FY 2023 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix; Storage Tanks business was divested on October 3, 2022 and results were historically included as part of continuing operations until the date of sale. REVENUES ($M) ADJUSTED EBITDA ($M) 2,054 189 FY-22 FY-23 2,243 2,308 +12% +3% Double-digit revenue and Adjusted EBITDA growth, normalizing for the storage tank divestiture 21 I MOVING INFRASTRUCTURE FORWARD I 2024 278 346 47 22 FY-22 FY-23 325 368 +32% +13% Margin excl. Storage Tanks 13.5% 15.9% Storage Tanks Gain on land saleStorage Tanks

Q4 2023 CONSOLIDATED RESULTS See Adjusted Net Income and Adjusted EBITDA reconciliations in Appendix; Storage Tanks business was divested on October 3, 2022 and results were historically included as part of continuing operations until the date of sale. N.M. – Not meaningful for the period REVENUES ($M) ADJUSTED EBITDA ($M) 499.0 1.3 Q4-22 Q4-23 500.3 582.2 +17% +16% NET INCOME ($M) Adjusted EBITDA growth of 38% with all three segments contributing to increase 22 I MOVING INFRASTRUCTURE FORWARD I 2024 61.3 84.3 0.4 Q4-22 Q4-23 61.7 +38% +37% Margin excl. Storage Tanks 12.3% 14.5% 7.3 27.1 147.3 Q4-22 Q4-23 154.6 N.M. Storage Tanks REPORTED ADJUSTED 11.4 33.2 Q4-22 Q4-23 +191% Gain on Storage Tanks Storage Tanks

CASH FLOW AND BALANCE SHEET Disciplined ‘cash culture’ and increased balance sheet flexibility post storage tanks divesture to support expansion through organic growth initiatives and opportunistic acquisitions (1.2) 0.5 (0.6) 0.5 2.1 1.2 1.3 Pro Forma at Spin YE-18 YE-19 YE-20 YE-21 YE-22 YE-23 Net Debt / Adjusted EBITDA (ratio at end of period) 1Cash Flow defined as Adjusted Segment EBITDA less CapEx. See 2020 10-K for CapEx by Segment. See Free Cash Flow and Net Debt to Adjusted EBITDA reconciliation in Appendix. Targeted Range of 2.0 - 2.5x Transportation Products segment generated $159M of Cash Flow from 2018 to 2020 that funded growth in other segments1 Free Cash Flow Strength Free Cash Flow ($M) Leverage Below Targeted Range Spun debt free with $200M of cash 23 I MOVING INFRASTRUCTURE FORWARD I 2024 Sale of Storage Tanks for $275M 119 359 260 167 174 261 -77 -73 -65 -106 -167 -35 2018 2019 2020 2021 2022 2023 Avg. $136M 84 282 187 101 69 94 Operating Cash Flow Net Capital Expenditures Decline reflects end market softness in cyclical businesses and increased capital expenditures for organic growth projects 6 construction bolt-on’s totaling ~$120M, including expansion in Florida

ESG ACCOMPLISHMENTS 04

ESG ACCOMPLISHMENTS Our 2022 Sustainability Report details the initiatives in place to integrate ESG into our long-term strategy 25 I MOVING INFRASTRUCTURE FORWARD I 2024 PEOPLE Community Impact Employee Health and Safety Inclusion and Diversity Talent Development PRODUCTS Product Quality and Safety Product Use Supplier Management ENVIRONMENT Air Quality Energy Management GHG Emissions Land Management Recycled Materials Waste Management Water Management GOVERNANCE Business Ethics Cybersecurity LAYING THE FOUNDATION FOR A MORE SUSTAINABLE FUTURE

26 I MOVING INFRASTRUCTURE FORWARD I 2024 EMPLOYEE HEALTH AND SAFETY 72% reduction in our TRIR since 2019 Total Recordable Incident Rate (TRIR) Continuous Improvement Initiatives: • Front-line supervisor training • Employee safety mentorship • Enhanced near miss reporting • Hand and eye injury reduction campaign • Dedicated internal safety culture managers Our ARC 100 Safety Culture Initiative has Accelerated a Positive and Proactively Engaged Workforce Part of building a better world is building a culture of safety, with employees, contractors, and visitors working safely every day 4.31 1.89 1.73 1.21 2019 2020 2021 2022 -72% -30%

27 I MOVING INFRASTRUCTURE FORWARD I 2024 GREENHOUSE GAS (GHG) EMMISSIONS We are tracking ahead of our 2026 GHG emissions intensity reduction goal of 10% compared to 2020 levels 371 327 296 264 2020 20222019 2021 -19% GHG EMISSIONS INTENISITY2 117 113 120 101 468 452 442 491 2019 592 2020 2021 2022 584 565 562 Scope 2 Scope 1 GHG EMMISIONS1 10% reduction target 1Metric Tonnes of CO2 equivalent in Thousands; 2Metric Tonnes of CO2 equivalent /$ Million Revenues 2022 Energy Management Projects: • Compressed air evaluation and leak repair • Energy efficient asset replacements • Insulation improvements to prevent heat loss in key production areas • Plant lighting upgrades • Overland conveyor system installation to reduce fuel and conserve water • Conversion from generator power to line or solar power • Energy audits to identify and plan for future energy reduction projects Practical, Business Focused Energy Management is the Foundation for GHG Emissions Reductions

APPENDIX

GUIDANCE SUMMARY FOR 2024 ADJUSTED EBITDA COMMENTARY CAPITAL EXPENDITURES OTHER • $380M to $420M range for full year 2024 • 2023 full year Adjusted EBITDA was $368M, including $22M from the land sale gain in the first quarter • Full year 2024 capex of $175-190M, including $55-60M for growth projects • Cadence on growth capex is more first-half weighted based on the timing of projects TAX RATE • Full year 2024 depreciation, amortization and depletion expense of $177.5 to $182.5M, up from $159.5 in 2023 • Full year 2024 effective tax rate of ~17-18% REVENUE • $2.46B to $2.72B range for full year 2024 • 2023 full year revenue was $2.31B 29 I MOVING INFRASTRUCTURE FORWARD I 2024

NON-GAAP MEASURES Refer to slides that follow for accompanying reconciliations “EBITDA” is defined as net income plus interest, taxes, depreciation, depletion, and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define EBITDA or Adjusted EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including net income. We use Adjusted EBITDA to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, as a measure within our lending arrangements, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry, we believe Adjusted EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. “Adjusted EBITDA Margin” is defined as Adjusted EBITDA divided by Revenues. GAAP does not define “Adjusted Net Income” and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain items that are not reflective of the normal operations of our business to provide investors with what we believe is a more consistent comparison of earnings performance from period to period. “Segment EBITDA” is defined as segment operating profit plus depreciation, depletion, and amortization. “Adjusted Segment EBITDA” is defined as Segment EBITDA adjusted for certain items that are not reflective of the normal earnings of our business. GAAP does not define Segment EBITDA or Adjusted Segment EBITDA and they should not be considered as alternatives to earnings measures defined by GAAP, including segment operating profit. We use Adjusted Segment EBITDA to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value. As a widely used metric by analysts, investors, and competitors in our industry we believe Adjusted Segment EBITDA also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items, which can vary significantly depending on many factors. “Adjusted Segment EBITDA Margin” is defined as Adjusted Segment EBITDA divided by Revenues. GAAP does not define “Net Debt” and it should not be considered as an alternative to cash flow or liquidity measures defined by GAAP. The Company uses Net Debt, which it defines as total debt minus cash and cash equivalents to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. The Company also uses “Net Debt to Adjusted EBITDA”, which it defines as Net Debt divided by Adjusted EBITDA for the trailing twelve months as a metric of its current leverage position. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We define Free Cash Flow as cash provided by operating activities less “Net Capital Expenditures”, which is defined as capital expenditures net of the proceeds from the disposition of property, plant, equipment, and other assets. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and monitor our cash and liquidity positions. “Ameron Pro Forma Adjusted EBITDA” is defined as Ameron's EBITDA plus pro forma adjustments for non-recurring items. GAAP does not define Pro-Forma Adjusted EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We believe Pro-Forma Adjusted EBITDA assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, amortization, and other items which can vary significantly depending on many factors. 30 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Three Months Ended December 31,		Year Ended December 31,		Full Year 2024 Guidance	
	2023	2022	2023	2022	Low	High
Net income	$ 27.1	$ 154.6	$ 159.2	$ 245.8	$ 144.8	$ 170.2
Add:						
Interest expense, net	6.8	6.5	23.4	29.9	28.0	30.0
Provision for income taxes	9.4	45.3	36.7	70.4	29.7	37.3
Depreciation, depletion, and amortization expense[1]	40.7	37.2	159.5	154.1	177.5	182.5
EBITDA	84.0	243.6	378.8	500.2	380.0	420.0
Add (less):						
Gain on sale of storage tanks business	—	(189.0)	(6.4)	(189.0)	—	—
Impact of acquisition and divestiture-related expenses[2]	0.8	5.4	2.2	11.0	—	—
Benefit from reduction in holdback obligation	—	—	(5.0)	—	—	—
Other, net (income) expense	(0.5)	1.7	(2.0)	2.9	—	—
Adjusted EBITDA[3]	$ 84.3	$ 61.7	$ 367.6	$ 325.1	$ 380.0	$ 420.0
Adjusted EBITDA Margin	14.5 %	12.3 %	15.9 %	14.5 %	15.4 %	15.4 %

	Three Months Ended December 31,		Year Ended December 31,	
	2023	2022	2023	2022
Net income	$ 27.1	$ 154.6	$ 159.2	$ 245.8
Gain on sale of storage tanks business, net of tax	5.5	(147.3)	1.0	(147.3)
Impact of acquisition and divestiture-related expenses, net of tax[2]	0.6	4.1	1.7	8.3
Benefit from reduction in holdback obligation, net of tax	—	—	(3.8)	—
Adjusted Net Income	$ 33.2	$ 11.4	$ 158.1	$ 106.8

(1) Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.

(2) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.

(3) See Reconciliation of Historical Adjusted EBITDA for the Storage Tanks Business table for the contribution of the storage tanks business to Adjusted EBITDA for the three and twelve months ended December 31, 2022.

31 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2018	Year Ended December 31, 2022	Year Ended December 31, 2023
Construction Products					
Operating Profit	$ 24.4	$ 24.1	$ 50.4	$ 96.5	$ 138.6
Add: Depreciation, depletion, and amortization expense[1]	28.6	25.5	21.9	102.7	111.7
Segment EBITDA	53.0	49.6	72.3	199.2	250.3
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	0.8	—	—
Less: Benefit from reduction in holdback obligation	—	—	—	—	(5.0)
Adjusted Segment EBITDA	$ 53.0	$ 49.6	$ 73.1	$ 199.2	$ 245.3
Adjusted Segment EBITDA Margin	22.2 %	22.4 %	25.0 %	21.6 %	24.5 %
Engineered Structures					
Operating Profit	$ 25.4	$ 200.1	$ 28.6	$ 307.0	$ 95.7
Add: Depreciation and amortization expense[1]	6.9	6.4	29.7	30.5	26.6
Segment EBITDA	32.3	206.5	58.3	337.5	122.3
Add: Impact of acquisition and divestiture-related expenses[2]	—	—	—	0.6	—
Add: Impairment charge	—	—	23.2	—	—
Less: Gain on sale of storage tanks business	—	(189.0)	—	(189.0)	(6.4)
Adjusted Segment EBITDA[3]	$ 32.3	$ 17.5	$ 81.5	$ 149.1	$ 115.9
Adjusted Segment EBITDA Margin	13.7 %	8.5 %	10.4 %	14.9 %	13.3 %
Transportation Products					
Operating Profit	$ 10.0	$ 4.3	$ 48.4	$ 11.5	$ 45.8
Add: Depreciation and amortization expense	3.9	4.0	15.5	15.8	16.0
Segment EBITDA	13.9	8.3	63.9	27.3	61.8
Adjusted Segment EBITDA	$ 13.9	$ 8.3	$ 63.9	$ 27.3	$ 61.8
Adjusted Segment EBITDA Margin	12.9 %	11.4 %	16.3 %	8.6 %	14.3 %
Operating Loss - Corporate	$ (17.0)	$ (20.4)	$ (32.5)	$ (66.0)	$ (62.8)
Add: Impact of acquisition and divestiture-related expenses - Corporate[2]	0.8	5.4	—	10.4	2.2
Add: Corporate depreciation expense	1.3	1.3	0.5	5.1	5.2
Adjusted EBITDA	$ 84.3	$ 61.7	$ 186.5	$ 325.1	$ 367.6

[1] Includes the impact of the fair value markup of acquired long-lived assets, subject to final purchase price adjustments.
[2] Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs.
[3] See Reconciliation of Historical Adjusted EBITDA for the Storage Tanks Business table for the contribution of the storage tanks business to Adjusted EBITDA for the three and twelve months ended December 31, 2022.

32 I MOVING INFRASTRUCTURE FORWARD I 2024

Reconciliation of Net Debt to Adjusted EBITDA and Free Cash Flow ($’s in millions) (unaudited) 33 I MOVING INFRASTRUCTURE FORWARD I 2024 (1) These periods include pro forma adjustments for acquisitions completed during the period, as previously disclosed. As of Pro Forma September 30, 2018(1) December 31, 2018 December 31, 2019 December 31, 2020(1) December 31, 2021(1) December 31, 2022(1) December 31, 2023 Total debt excluding debt issuance costs $ 0.4 $ 185.5 $ 107.3 $ 254.5 $ 685.7 $ 555.9 $ 573.1 Cash and cash equivalents 210.4 99.4 240.4 95.8 72.9 160.4 104.8 Net Debt $ (210.0) $ 86.1 $ (133.1) $ 158.7 $ 612.8 $ 395.5 $ 468.3 Adjusted EBITDA (trailing twelve months) $ 178.1 $ 186.5 $ 240.7 $ 291.4 $ 298.4 $ 329.1 $ 367.6 Net Debt to Adjusted EBITDA -1.2 0.5 -0.6 0.5 2.1 1.2 1.3 Three Months Ended December 31, Year Ended December 31, 2023 2022 2023 2022 Cash Provided by Operating Activities $ 62.2 $ (8.3) $ 261.0 $ 174.3 Capital expenditures (58.7) (52.1) (203.5) (138.0) Proceeds from disposition of property, plant, equipment, and other assets 6.5 0.7 $ 36.6 $ 32.2 Free Cash Flow $ 10.0 $ (59.7) $ 94.1 $ 68.5

(1) Expenses associated with acquisitions and divestitures, including the cost impact of the fair value markup of acquired inventory, advisory and professional fees, integration, separation, and other transaction costs. (2) Pass through entity and not subject to federal income taxes Reconciliation of Historical Adjusted EBITDA for Storage Tanks Businesses and Ameron Pro Forma Adjusted EBITDA (in millions) (unaudited) 34 I MOVING INFRASTRUCTURE FORWARD I 2024 Three Months Ended September 30, 2022 Year Ended December 31, 2018 Average for Years Ended December 31, 2019-2021 Year Ended December 31, 2021 Year Ended December 31, 2022 Storage tanks business: Operating Profit $ 16.6 $ (9.5) $ 21.9 $ 36.8 $ 230.1 Add: Depreciation and amortization expense 1.5 5.7 7.0 7.3 5.2 EBITDA 18.1 (3.8) 28.9 44.1 235.3 Impact of acquisition and divestiture-related expenses(1) 0.6 — — — 0.6 Less: Gain on sale of storage tanks business — — — — (189.0) Adjusted EBITDA $ 18.7 $ (3.8) $ 28.9 $ 44.1 $ 46.9 Year Ended December 31, 2023 Net Income, before intercompany adjustments $ 14.9 Add: Interest expense, net — Provision for income taxes(2) — Depreciation, depletion, and amortization expense 4.9 EBITDA 19.8 Add: Inventory revaluation (0.4) Other non-recurring 0.4 Ameron Pro forma Adjusted EBITDA 19.8

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